Exhibit 10.1

FORM OF
PROMISSORY NOTE

Borrower: Celsius Holdings, Inc., a Nevada corporation, authorized to do business in Florida as Celsius Products Holdings, Inc.
Borrower Address: 140 NE 4th Avenue, Suite C, Delray Beach, Florida 33483
Closing Date: July 12, 2010
Maturity Date: July 12, 2012
Principal Amount: $3,000,000

 FOR VALUE RECEIVED, CELSIUS HOLDINGS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. (hereinafter the “Borrower”), promises to pay to the order of CD FINANCIAL, LLC, a Florida limited liability company, its successors or assigns (hereinafter the “Lender”) at  3299 N. W. 2nd Avenue, Boca Raton, FL 33431 or such other place as Lender may from time to time designate in writing, the principal sum of THREE MILLION AND NO/100THS DOLLARS ($3,000,000.00) plus interest on the unpaid principal balance the fixed rate equal to five percent (5%) per annum (the “Note Rate”).

Interest shall be calculated on the principal balance, which from time to time is outstanding,  on the basis of a three hundred sixty (360) day year, based on the actual number of days elapsed in each month.  The rate of interest from time to time applicable to the unpaid balance of the principal shall be calculated on a monthly basis, and payments shall be made as follows:

Commencing on September 30, 2010 and continuing on each December 31, March 31, June 30 and September 30 thereafter, Borrower shall make quarterly payments of interest only at the Note Rate.  On July 12, 2012 (the “Maturity Date”), all outstanding and unpaid principal, all accrued and unpaid interest thereon and other charges or fees which are then due and owing from Borrower to Lender shall be immediately due and payable.

Subject to the terms and conditions herein, this Note is a non-revolving line of credit and provided there is no Event of Default (hereinafter defined) then existing under this Note, Lender shall advance funds to Borrower upon seven (7) days written request from Borrower with each advance being in a minimum principal amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00).  In no event shall the cumulative amount of advances under this Note disbursed from time to time be greater than the face amount of this Note.

Prior to the occurrence of an event of default (“Event of Default”), all payments made hereunder shall be applied first to interest due and payable hereunder, then to principal, then to all amounts due hereunder other than interest and principal as more particularly described herein or in the loan documents executed and delivered in connection with this Note (“Loan Documents”).  If an Event of Default has occurred and is continuing, all payments made hereunder may be applied to the sums due hereunder in a manner and order according to the sole discretion of Lender.

If any payment required to be paid pursuant to this Note is not paid in full within five (5) days after its scheduled due date, Lender may assess a late charge in the amount of five percent (5%) of the unpaid amount of the payment, or the maximum permitted by applicable law, whichever is less.

Failure to make any payment when due shall cause the entire remaining unpaid balance of principal and interest to be declared immediately due and payable at the option of the Lender without notice or demand.  Additional events of default hereunder and the rights and remedies of Lender upon the occurrence of such events of default are set forth herein, in the Loan and Security Agreement (“Loan Agreement”) and related Loan Documents of even date herewith executed and delivered by the Borrower in connection with this Note.
The Borrower and any endorser or guarantor of this Note each hereby waives, to the fullest extent permitted by law, presentment for payment, demand, protest, notice of non-payment or dishonor, notices of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note and waive all defenses that may be based on suretyship or impairment of collateral. This Note shall bear interest at the rate of the maximum permitted by applicable law (the "Default Rate"), after the Maturity Date hereof or following an Event of Default hereunder until paid in full.  If for any reason the Borrower is required to pay, or has paid, interest at a rate in excess of the maximum rate permitted by applicable law, then the interest rate shall be deemed to be reduced, automatically and immediately, to such maximum rate permitted, and interest payable hereunder shall be computed and paid at the maximum rate and the portion of all prior payments of interest in excess of the principal sum shall be applied as partial prepayments, notwithstanding any provision hereof prohibiting partial prepayments.

In the event Lender shall employ counsel to collect this obligation or administer, protect or foreclose the security given in connection herewith, the Borrower agrees to pay reasonable attorney's fees for services of such counsel whether or not suit is brought plus costs, including all court costs, incurred in connection herewith through appellate proceedings.

Borrower may prepay this Note in whole or in part at any time during the term of this Note.

This Note is secured by the following security documents of even date herewith which shall be incorporated by reference herein:

(i)	Loan and Security Agreement between Borrower and Lender;
(ii)
UCC-1 Financing Statements delivered by Borrower, as debtor, to Lender, as secured party to be filed in the Public Records of Palm Beach County, Florida, with the Florida Secured Transactions Registry, and with the State of Nevada; and

any and all other related Loan Documents thereto from Borrower and Guarantor.

If suit is instituted to enforce the terms of this Note, the Courts of the State of Florida and the Federal Courts located in the State of Florida shall have non-exclusive personal jurisdiction over the Borrower, and the venue of the suit, at the option of Lender, may be laid in Palm Beach County, Florida. The Borrower agrees not to claim that Florida is an inconvenient place for trial.

This Note shall be construed and enforced in accordance with the substantive laws of the State of Florida. All capitalized terms used in this Note not defined herein are as defined in the Loan Documents.

The Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state or federal court sitting in the State of Florida may be made by certified or registered mail, return receipt requested, directed to the Borrower at the following address: 140 N.E. 4th Avenue, Suite C, Delray Beach, Florida 33483.

THE BORROWER HEREBY EXPRESSLY AND IRREVOCAVBLY WAIVES  ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, FORUM NON CONVENIENS OR ANY SIMILAR BASIS.  THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN  THE LAWS OF THE STATE OF FLORIDA UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF FLORIDA.  NOTHING IN THIS NOTE SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO THE EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MATTER PERMITTED BY LAW.

If this Note is mutilated, lost, stolen or destroyed, then upon surrender thereof (if mutilated) or receipt of evidence and indemnity (if lost, stolen or destroyed) the Borrower shall execute and deliver a new note of like tenor, which shall show all payments which have been made on account of the principal hereof.

BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION (INCLUDING BUT NOT LIMITED TO) ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH  THIS  NOTE OR  THE TRANSACTION CONTEMPLATED HEREIN.  BORROWER ALSO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO ANY SPECIAL INCIDENTIAL OR CONSEQUENTIAL DAMAGES.  BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

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BORROWER:

CELSIUS, INC., a Nevada corporation, authorized to do business in the State of
Florida as CELSIUS PRODUCTS, INC.

By: _____________________________
Name: ___________________________
As its: ________________________

                     (Corporate Seal)

Address:  140 N.E. 4th Avenue, Suite C
     Delray Beach, Florida 33483

STATE OF ____________      )
                                              ss:
COUNTY OF                               )

The foregoing instrument was acknowledged before me this July ___ 2010, by _______________________ as _______ President of CELSIUS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS, INC. He is personally known to me or has produced a ___________ driver’s license as identification.

_________________________________
Notary Public, State of _______
My Commission Expires:         {Seal}

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